                                                                      EXHIBIT 24

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Philip F. Anschutz, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                /s/  Philip F. Anschutz
                                       ----------------------------------------
                                                  Philip F. Anschutz

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Robert P. Bauman, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                /s/  Robert P. Bauman
                                       ----------------------------------------
                                                  Robert P. Bauman

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Richard B. Cheney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                /s/  Richard B. Cheney
                                       ----------------------------------------
                                                   Richard B. Cheney

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, E. Virgil Conway, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                               /s/  E. Virgil Conway
                                       ----------------------------------------
                                                   E. Virgil Conway

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                /s/  Thomas J. Donohue
                                       ----------------------------------------
                                                  Thomas J. Donohue

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Spencer F. Eccles, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                /s/  Spencer F. Eccles
                                       ----------------------------------------
                                                   Spencer F. Eccles

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Ivor J. Evans, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                 /s/  Ivor J. Evans
                                       ----------------------------------------
                                                    Ivor J. Evans

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Elbridge T. Gerry, Jr., a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                             /s/  Elbridge T. Gerry, Jr.
                                       ----------------------------------------
                                               Elbridge T. Gerry, Jr.

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, William H. Gray, III, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                               /s/  William H. Gray, III
                                       ----------------------------------------
                                                 William H. Gray, III

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                              /s/  Judith Richards Hope
                                       ----------------------------------------
                                                Judith Richards Hope

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Richard J. Mahoney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                /s/  Richard J. Mahoney
                                       ----------------------------------------
                                                  Richard J. Mahoney

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, John R. Meyer, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                  /s/  John R. Meyer
                                       ----------------------------------------
                                                    John R. Meyer

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas A. Reynolds, Jr., a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                             /s/  Thomas A. Reynolds, Jr.
                                       ----------------------------------------
                                               Thomas A. Reynolds, Jr.

                           UNION PACIFIC CORPORATION

                               Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS THAT I, Richard D. Simmons, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 25, 1999.



                                                /s/  Richard D. Simmons
                                       ----------------------------------------
                                                  Richard D. Simmons